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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 14, 2005

                              NEW JERSEY RESOURCES
                                  CORPORATION
             (Exact name of registrant as specified in its charter)

              New Jersey            1-8359             22-2376465
            (State or other       (Commission         (IRS Employer
             jurisdiction        File Number)       Identification No.)
           of incorporation)

                    1415 Wyckoff Road
                    Wall, New Jersey                      07719
         (Address of principal executive offices)       (Zip Code)

                                 (732) 938-1480
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS
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Item 8.01 Other Events

SIGNATURE

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Item 8.01. Other Events

The Company has previously disclosed that its subsidiary, NJRES and eCORP Marketing, LLC (eCORP Marketing), the counter party to the Amended and Restated Natural Gas Storage Marketing and Management Agreement (Marketing Agreement) concerning the Stagecoach Natural Gas Storage Project (the Stagecoach Project) have been engaged in litigation regarding a dispute over the Marketing Agreement. As of March 16, 2005, eCORP Marketing, AIG Highstar, and NJRES entered into a Confidential Release and Settlement Agreement ("Settlement Agreement") that settles all claims by and between the parties. Pursuant to its terms, the Settlement Agreement is contingent upon the sale of the Stagecoach Project to a third-party, presently anticipated to occur on or before April 30, 2005, as that date may be extended by the parties. Although the Settlement Agreement terminates the Marketing Agreement and all rights and obligations thereunder, NJRES is currently in discussions with the proposed purchaser of the Stagecoach Project to provide some of the services provided under the Marketing Agreement, including inventory management and optimization services. On March 21, 2005, eCORP withdrew, without prejudice, both its motion to dismiss or stay the NJRES Complaint and its motion to remand the third-party complaint. The parties will file stipulations dismissing this matter with prejudice upon closing of the sale of the Stagecoach Project to a third-party. Should the Project not be sold as anticipated, the parties will return to their pre-Settlement Agreement positions.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NEW JERSEY RESOURCES CORPORATION

Date: April 14, 2005                     By: /s/ Glenn C. Lockwood
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                                             Glenn C. Lockwood
                                             Senior Vice President, Chief
                                             Financial Officer and Treasurer